Income Tax - Schedule of reconciliation of the federal income tax (Detail)	9 Months Ended	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2020
Statutory federal income tax rate		21.00%
Apex Technology Acquisition Corp [Member]
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal tax benefit	0.00%	7.00%
Change in fair value of warrant liability	0.00%	(26.20%)
Change in valuation allowance	5.10%	(2.50%)
Income tax provision	26.10%	(0.70%)